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                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              MAXUS INCOME FUND
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

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

                               MAXUS INCOME FUND
                               MAXUS EQUITY FUND
                              MAXUS LAUREATE FUND

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held April 17, 1996

     The Annual Meeting of Shareholders of each Fund as noted above will be held at Executive Caterers, 6111 Landerhaven Drive, Mayfield Heights, Ohio at 6:30 p.m., local time, on Wednesday, April 17, 1996 for the following purposes:

     1. To elect seven Trustees to hold office until the next Annual Meeting and until their respective successors have been duly elected and qualified.

     2. To ratify or reject the action taken by the Trustees in selecting McCurdy & Associates C.P.A.'s, Inc. as Auditors for the fiscal year ending December 31, 1996.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record as of the close of business on March 1, 1996 are entitled to vote at the meeting or any adjournment thereof.

                                          Robert W. Curtin,
                                          Secretary

Cleveland, Ohio
March 22, 1996

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD (OR CARDS IF YOU OWN SHARES IN MORE THAN ONE
FUND). YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                PROXY STATEMENT

     The accompanying proxy (or proxies if you own shares in more than one fund) is solicited by the Trustees of Maxus Income Fund, Maxus Equity Fund and Maxus Laureate Fund (each a "Fund" and collectively the "Funds") for use at an Annual Meeting of Shareholders of the Funds, to be held jointly at Executive Caterers, 6111 Landerhaven Drive, Mayfield Heights, Ohio at 6:30 p.m., local time, on Wednesday, April 17, 1996.

     Shareholders may vote only on matters which concern the Fund or Funds in which they hold shares. Shareholders of record as of the close of business on the record date, March 1, 1996, are entitled to vote at the Annual Meeting or any adjournment thereof. As of that date, there were issued and outstanding shares of beneficial interest of each Fund in the following amounts, each of which is entitled to one vote at the Annual Meeting: Maxus Income Fund, 3,526,121; Maxus Equity Fund, 2,326,946; and Maxus Laureate Fund, 148,540.

     This proxy statement and the accompanying proxy card(s) are being mailed to shareholders on or about March 22, 1996.

     THE FUNDS WILL FURNISH, WITHOUT CHARGE, A COPY OF THEIR 1995 ANNUAL REPORT TO ANY SHAREHOLDER WHO REQUESTS IT BY CONTACTING MS. LYNN SARALLI, MAXUS INVESTMENT GROUP, 28601 CHAGRIN BOULEVARD, CLEVELAND, OHIO 44124 (CALL TOLL-FREE 1-800-44-MAXUS).

1.   ELECTION OF TRUSTEES

     It is the intention of the persons named in the accompanying proxy card (or cards) to vote at the Annual Meeting for the election of the nominees named below as Trustees of each Fund to serve until the next Annual Meeting and until their successors are elected and qualified. Each such nominee has consented to being named herein and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the persons named as proxies may vote for other persons in their discretion. A shareholder may instruct the persons named as proxies not to vote the shares represented by his proxy for any or all of the nominees for election.

INFORMATION CONCERNING NOMINEES

     The information concerning the nominees set forth in the following table is based in part on information received from the respective nominees and in part on the records of the Funds:

                                                                                 NUMBER AND
                                       PRINCIPAL OCCUPATION                 PERCENTAGE OF SHARES
      NAME AND POSITION               DURING PAST FIVE YEARS              BENEFICIALLY OWNED (1);
     WITH THE FUNDS (1)                      AND AGE                           DIRECTOR SINCE
-----------------------------  ------------------------------------  ----------------------------------
Richard A. Barone*             President of Maxus Securities Corp    Income: 40,379 (1.1%); 1985
Chairman                       (broker-dealer), Maxus Asset          Equity: 20,018 (2); 1989
                               Management Inc. (investment adviser)  Laureate: 10,090 (6.8%); 1993 and Resource Management Inc.
                               (financial services); Age 54.
N. Lee Dietrich                Retired; formerly Vice President,     Income: 86,852 (2.5%); 1989
Trustee                        Ohio Convenient Food Mart, Inc.; Age  Equity: 78,477 (3.4%); 1989
                               69.                                   Laureate: 12,313 (8.3%); 1993
Sanford A. Fox, D.D.S.         Endodontist; Age 58.                  Income: 297 (2); 1985
Trustee                                                              Equity: 16,051 (2); 1989
                                                                     Laureate: 92 (2); 1993

                                                                                 NUMBER AND
                                       PRINCIPAL OCCUPATION                 PERCENTAGE OF SHARES
      NAME AND POSITION               DURING PAST FIVE YEARS              BENEFICIALLY OWNED (1);
     WITH THE FUNDS (1)                      AND AGE                           DIRECTOR SINCE
-----------------------------  ------------------------------------  ----------------------------------
Burton D. Morgan               Chairman, Morgan Bank (Hudson,        Income: 8,997 (2); 1987
Trustee                        Ohio); President, Basic Search Inc.   Equity: 0; 1991
                               (venture capital); Chairman,          Laureate: 0; 1993
                               Multi-Color Corporation (printing);
                               Director, Morgan Adhesives Company
                               (manufacturer of adhesive paper foil
                               and film); Age 79.
Michael A. Rossi               Certified Public Accountant; Age 41.  Income: 0; 1989
Trustee                                                              Equity: 1,055 (2); 1990
                                                                     Laureate: 0; 1993
Robert A. Schenkelberg, Jr.*   President, Entrust Inc. (financial    Income: 0; 1986
Trustee                        planning); Age 51.                    Equity: 0; 1989
                                                                     Laureate: 0; 1993
F. Carl Walter                 President, Chess Financial Corp.      Income: 6,385 (2); 1989
Trustee                        (financial services); Age 44.         Equity: 4,238 (2); 1989
                                                                     Laureate: 3,648 (2.5%); 1993

*Mr. Barone is an "interested person" as defined by the Investment Company Act of 1940 (the "Act") of each Fund by reason of his relationship with Maxus Asset Management Inc., Maxus Securities Corp and Resource Management Inc. Mr. Schenkelberg may be deemed to be an "interested person" of each Fund by reason of the fact that his license as a securities salesman is held by Maxus Securities Corp.

(1) Shares beneficially owned as of March 1, 1996.

(2) Constitutes less than 1% of outstanding shares.

     Messrs. Barone, Dietrich, Morgan, Rossi and Walter also are Directors of Morgan Funshares, Inc.

     As of March 1, 1996, all nine officers and Trustees as a group held the following numbers of shares (and percentages of outstanding shares) of each
Fund: Maxus Income Fund, 143,028 (4.1%); Maxus Equity Fund, 122,935 (5.3%) and Maxus Laureate Fund, 26,255 (17.7%).

     Four meetings of the Board of Trustees of each Fund were held during the fiscal year ended December 31, 1995. Each Trustee except Mr. Walter attended at least 75% of the meetings of the Board of Trustees during the fiscal year.

     None of the Funds has a standing audit committee or nominating committee of the Board of Trustees.

EXECUTIVE OFFICERS

     In addition to the Chairman of the Board (Mr. Barone), each Fund has the following executive officers:

NAME AND POSITION                            PRINCIPAL OCCUPATION DURING
WITH THE FUNDS (1)                             PAST FIVE YEARS AND AGE
------------------      ----------------------------------------------------------------------
James Onorato,          Vice President, Resource Management Inc.; Age 39.
Vice President
Robert W. Curtin,       Senior Vice President and Secretary, Maxus Securities Corp.; formerly
Secretary               Executive Vice President, Roulston & Company, Inc.; Age 51.

(1) Mr. Onorato has served since 1989 and Mr. Curtin has served since 1994.

COMPENSATION OF TRUSTEES

     During the fiscal year ended December 31, 1995, each Fund paid fees aggregating $1,300 to those of its Trustees who are not interested persons of Maxus Asset Management Inc. Each such Trustee receives a fee of $100 for each Board or shareholders' meeting he attends.

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT

     The investments of each Fund are managed by Maxus Asset Management Inc. (the "Adviser") pursuant to an Investment Advisory and Administration Agreement (the "Agreement"). The Agreement provides that as compensation for its services to each Fund, the Adviser is entitled to receive from the Fund an annual fee of 1% of the first $150,000,000 of such Fund's average daily net asset value and 0.75% of average daily net asset value in excess of $150,000,000, payable monthly. The Adviser received management fees from each Fund for the fiscal year ended December 31, 1995, in the following amounts: Maxus Income Fund, $358,378; Maxus Equity Fund, $250,329; and Maxus Laureate Fund, $16,939.

     The Adviser is a wholly-owned subsidiary of Resource Management Inc. ("RMI"). Richard A. Barone, Chairman of each Fund, is the president and majority shareholder of RMI. Mr. Barone is the principal executive officer (president) and sole Director of the Adviser.

DISTRIBUTION PLAN AND DISTRIBUTION AGREEMENT

     Each Fund has a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan"), pursuant to which each Fund may bear the expenses of certain activities primarily intended to result in the sale of Fund shares to the public. Each Fund is also a party to a Distribution Agreement with MSC, pursuant to which MSC acts as the distributor for the shares of the Fund. MSC is a wholly-owned subsidiary of RMI, a corporation controlled by Richard A. Barone, Chairman of the Fund.

     Under the Plan, each Fund may expend as much as, but not more than, .50% of its average net assets annually pursuant to the Plan. Included in such amount are fees paid to certain persons for advising their clients regarding the purchase, sale or retention of Fund shares, sometimes referred to as "service fees", which can range up to .25% (on an annual basis) of the average total net asset value of Fund shares owned by the clients of such persons.

     Pursuant to the Distribution Agreement between each Fund and MSC, MSC has agreed to hold itself available to receive orders, satisfactory to MSC, for the purchase of the Fund's shares, to accept such orders on behalf of the Fund as of the time of receipt of such orders and to transmit such orders to the Fund's transfer agent as promptly as practicable. The Distribution Agreement (i) provides for the payment by the Fund to MSC of a distribution fee (the "Distribution Fee") of .25% of average net assets (payable without regard to the amount of expenses incurred by MSC) and (ii) authorizes MSC to make payments for activities and expenses permitted by the Plan, including the payment of service fees (subject to the .25% limit on service fees described above) and provides that the Fund shall reimburse MSC for such expenditures, in addition to payment of the Distribution Fee.

TRANSFER AGENCY, PORTFOLIO PRICING AND RELATED SERVICES

     Each Fund has entered into an Administration Agreement with Maxus Information Systems, Inc. ("MIS"), 28601 Chagrin Boulevard, Cleveland, Ohio 44122, pursuant to which MIS has agreed to act as each Fund's Transfer, Redemption and Dividend Disbursing Agent and as Administrator of Plans of the Fund. In addition, each Fund has entered into an Accounting Services Agreement with MIS, pursuant to which MIS has agreed to provide portfolio pricing and related services. MIS is a subsidiary of Resource Management Inc., the parent company of the Adviser. During the fiscal year ended December 31, 1995, the Funds paid MIS the following amounts under the Administration Agreement and the Accounting Services Agreement, respectively: Maxus Income Fund, $12,288 and $25,896; Maxus Equity Fund, $12,498 and $20,940; and Maxus Laureate Fund, $3,526 and $5,518.

2.   APPOINTMENT OF AUDITORS

     The Trustees of each Fund, including a majority of the Trustees who are not "interested persons" of each Fund, have selected McCurdy & Associates C.P.A.'s, Inc. to act as auditors for each Fund for the fiscal year ending December 31, 1996. McCurdy & Associates C.P.A.'s, Inc. has advised the Funds that it has no direct or indirect financial interest in any of the Funds. This selection is subject to the approval of the shareholders of each Fund at the Annual Meeting. The enclosed proxy card(s) provide space for instructions directing the proxies named therein to vote for or against ratification of the selection. A representative of McCurdy & Associates C.P.A.'s, Inc. is expected to be present at the Annual Meeting and will be available to respond to appropriate questions relating to the examination of each Fund's financial statements and will have an opportunity to make a statement if so desired.

BENEFICIAL OWNERSHIP

     As of March 1, 1996, the only person known by Maxus Income Fund to be the beneficial owner of more than 5% of the outstanding shares of such Fund was Select Restaurant Acquisitions Corp., 30050 Chagrin Boulevard, Pepper Pike, Ohio 44124, which owned 266,389 shares (7.6% of the outstanding shares) as of that date.

     As of March 1, 1996, no person was known by Maxus Equity Fund to be the beneficial owner of more than 5% of the outstanding shares of such Fund.

     As of March 1, 1996, the following persons were known by Maxus Laureate Fund to be the beneficial owners of more than 5% of the outstanding shares of such Fund:

                                                                     NUMBER AND PERCENTAGE OF
                                                                       SHARES BENEFICIALLY
                            NAME AND ADDRESS                                  OWNED
    -----------------------------------------------------------------------------------------
    Richard A. Barone*                                                         10,090(6.8%)
    Suite 500
    28601 Chagrin Boulevard
    Cleveland, OH 44122
    Donald E. Caravona                                                          7,973(5.4%)
    1900 Terminal Tower
    Cleveland, OH 44113
    N. Lee Dietrich                                                            12,313(8.3%)
    7090 Morley Road
    Painesville, OH 44077
    M.A. Geiger, H.A. Madorsky and A. Gressel,                                  8,303(5.6%)
    Trustees of the Research Environmental
    Industries, Inc. Salaried 401K Plan
    21010 Center Ridge Road
    Cleveland, OH 44116
    Rand Kaiser                                                                 9,276(6.3%)
    10176 Luman Lane
    Twinsburg, OH 44087
    Lawrence Loxterman                                                         12,235(8.2%)
    270 Barrington Ridge Road
    Painesville, OH 44077
    William H. Loxterman                                                       12,210(8.2%)
    10100 Hoose Road
    Mentor, OH 44060
    Evelyn J. Wells                                                             7,449(5.0%)
    6780 Seneca Road
    Mayfield Village, OH 44143

------------------------

*Includes 10,000 shares owned by Resource Management, Inc., a corporation of which Mr. Barone is the President.

                                 OTHER MATTERS

     The Trustees know of no business to be brought before the meeting except as set forth above. If, however, any other matters properly come before the meeting, the persons named in the enclosed proxy card(s) intend to vote on such matters in accordance with their best judgment.

                             REVOCATION OF PROXIES

     Any person giving a proxy has power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Funds. In addition, a shareholder present at the meeting may withdraw his proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained therein. If no specification is made on a proxy, it will be voted for the election of Trustees and for ratification of the selection of the independent accountants.

                            SOLICITATION OF PROXIES

     Proxies will be solicited by mail and may also be solicited in person or by telephone by officers or Trustees of the Funds. The cost of preparing and mailing this statement and the accompanying proxy card(s) will be borne by the Funds.

     Although neither Ohio law nor the Declaration of Trust or By-laws of the Funds specifically provide for such matters, the policy and practice of each Fund is that (i) properly executed proxies that are marked "abstain" or are held in "street name" by brokers that are not voted on one or more proposals (if otherwise voted on at least one proposal) will be counted for purposes of determining whether a quorum has been achieved at the Annual Meeting, and (ii) abstentions and broker non-votes will not be treated as either a vote for or a vote against any of the proposals to which such abstention or broker non-vote applies.

                         PROPOSALS OF SECURITY HOLDERS

     Proposals of shareholders intended to be presented at the Annual Meeting of the Funds in 1997 must be received by the Funds no later than November 22, 1996 for inclusion in the Funds' proxy statement and form of proxy relating to that meeting. The mailing address of the Funds is 28601 Chagrin Boulevard, Cleveland, Ohio 44122.

                                          By order of the Trustees

                                          Robert W. Curtin,
                                          Secretary

March 22, 1996

       PROXY                       MAXUS INCOME FUND                       PROXY

                   ANNUAL MEETING OF SHAREHOLDERS -- APRIL 17, 1996
                   THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES
           The undersigned hereby appoints Richard A. Barone and James Onorato, and each of them, the proxies of the undersigned with power of substitution to each of them to vote all shares of Maxus Income Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at Executive Caterers, 6111 Landerhaven Drive, Mayfield Heights, Ohio on April 17, 1996 at 6:30 p.m. local time, and any adjournments thereof.

       (1) Election of Trustees: (Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

         RICHARD A. BARONE,  N. LEE DIETRICH,  SANFORD A. FOX, D.D.S.,  BURTON
           D. MORGAN,
         MICHAEL A. ROSSI,  ROBERT A. SCHENKELBERG, JR.,  F. CARL WALTER

       (2) Proposal to ratify the selection of McCurdy & Associates C.P.A.'s, Inc., as auditors for the fiscal year ending December 31, 1996.

       (3) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting including the election of any person as a Trustee if any of the nominees named above is unable to serve or for good cause unwilling to serve and matters incident to the conduct of the Annual Meeting.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED UPON IN THE MANNER
                                       DIRECTED
         HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS
                                     PROXY WILL BE
                  VOTED FOR PROPOSALS 1 AND 2. PLEASE VOTE PROMPTLY.

                      (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)

       MAXUS INCOME FUND    (CONTINUED FROM THE OTHER SIDE)

         (1) ELECTION OF TRUSTEES                (2) TO RATIFY THE SELECTION             DO YOU PLAN TO ATTEND THE ANNUAL
         (Vote for all nominees except as        OF McCURDY & ASSOCIATES                 MEETING
         indicated on reverse side.)             C.P.A.'S, INC. AS AUDITORS              / / YES        / / NO
                              WITHHOLD
                    FOR       AUTHORITY                   FOR        AGAINST      ABSTAIN
                    / /          / /                      / /          / /          / /

                                                                      DATED:                                     , 1996

                                                                      _________________________________________________

                                                                      _________________________________________________
                                                                              (Signature of Shareholder(s))
                                                                      Please sign exactly as name appears in the box on
                                                                      the left. When signing as attorney, executor,
                                                                      administrator, trustee or guardian, please give
                                                                      your title as such. If a corporation, please sign in
                                                                      full corporate name by president or other
                                                                      authorized officer. If a partnership, please sign
                                                                      partnership name by authorized person. If a joint
                                                                      account, please provide both signatures.
